Rule 497(d)

                                    FT 606


                  Supplement to the Prospectus dated March 7, 2002

Notwithstanding anything to the contrary in the Prospectus, the shares of Vodafone Group Plc (ADR) attributed to the Large-Cap Growth Equity Securities portion of each of the Trusts contained in FT 606 have been re-applied and added to the Vodafone Group Plc shares included in the International Core Equity Securities portion of each respective Trust. As a result, as of the Initial Date of Deposit, the portfolio weighting of Large-Cap Growth Equity Securities included in the Diversified Accounts-Moderate 70/30 Portfolio, Moderately Aggressive 85/15 Portfolio and the Aggressive 100 Portfolio has been reduced to 15.50%, 17.46% and 22.30%, respectively, and the portfolio weighting of International Core Equity Securities included in such Trusts has been increased to 18.52%, 22.52% and 25.75%, respectively. In addition, the minimum initial or subsequent investment in a Trust is $5,000 worth of Units.


May 21, 2002